     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 2002
                                                  Registration No. 333-76368

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                 POST-EFFECTIVE
                                  AMENDMENT to


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                             0236465
 (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                           Identification No.)

                            16511 SPACE CENTER BLVD.,
                              CYBERONICS BUILDING,
                              HOUSTON, TEXAS 77058
                                 (281) 228-7200
          (Address of principal executive offices, including zip code)

                               ------------------

              STAND-ALONE STOCK OPTION AGREEMENT FOR MICHAEL CHENEY

             STAND-ALONE STOCK OPTION AGREEMENT FOR RICHARD RUDOLPH
                            (Full title of the plan)

                               PAMELA B. WESTBROOK
                    VICE PRESIDENT & CHIEF FINANCIAL OFFICER
                            16511 SPACE CENTER BLVD.,
                              CYBERONICS BUILDING,
                              HOUSTON, TEXAS 77058
                     (Name and address of agent for service)

                                 (281) 228-7200
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                                 David P. Oelman
                             Vinson & Elkins L.L.P.
                    2300 First City Tower, 1001 Fannin Street
                              Houston, Texas 77002
                                 (713) 758-2222

                         CALCULATION OF REGISTRATION FEE


===================================================================================================================
              TITLE OF                     MAXIMUM         PROPOSED MAXIMUM    PROPOSED MAXIMUM
          SECURITIES TO BE               AMOUNT TO BE       OFFERING PRICE        AGGREGATE           AMOUNT OF
             REGISTERED                REGISTERED(1)(2)       PER SHARE(3)      OFFERING PRICE    REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
                N/A*                         N/A*                N/A*                N/A*               N/A*
-------------------------------------------------------------------------------------------------------------------


* No additional securities are being registered, and registration fees were paid upon the filing of the original Registration Statement on Form S-8 (File No. 333-76368) filed on January 7, 2002. Therefore, no further registration fee is required.


================================================================================

                                    PART II

                                EXPLANATORY NOTE

        This Post-Effective Amendment to the registrant's Form S-8 Registration Statement filed on January 7, 2002 (File No. 333-76368) (the "Registration Statement") replaces each Exhibit 5.1, 23.1 and 23.2 to the Registration Statement with new Exhibit 5.1, 23.1 and 23.2, as filed herewith.

ITEM 8.  EXHIBITS.

     Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Commission, each of the following exhibits is filed herewith:

         4.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on February 21, 2001).

         4.2      Bylaws of the Company (incorporated by reference to Exhibit
                  3.2 to the Company's Report on Form 8-K filed with the Securities & Exchange Commission on September 12, 2000).


         4.3**    Stand-Alone Stock Option Agreement with Michael Cheney.

         4.4**    Stand-Alone Stock Option Agreement with Richard Rudolph.


         5.1*     Opinion of Vinson & Elkins L.L.P.

         23.1*    Consent of Arthur Andersen LLP.

         23.2* Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).


         24.1**   Powers of Attorney.


--------------
*  Filed herewith.

** Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable rounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 2002.


                                     CYBERONICS, INC.

                                     By: /s/ PAMELA B. WESTBROOK
                                     -------------------------------------------
                                     Pamela B. Westbrook
                                     Vice President, Finance and Administration,
                                     Secretary and Chief Financial Officer





     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the 8th day of January, 2002.



                 SIGNATURE                                                     TITLE
                 ---------                                                     -----
         /s/ ROBERT P. CUMMINS                           President, Chief Executive Officer and Chairman
--------------------------------------------             of the Board of Directors
             Robert P. Cummins                           (Principal Executive Officer)

        /s/ PAMELA B. WESTBROOK                          Vice President, Finance and Administration,
--------------------------------------------             Secretary and Chief Financial Officer
            Pamela B. Westbrook                          (Principal Financial and Accounting Officer)

                    *                                    Director
--------------------------------------------
            Reese S. Terry, Jr.

                    *                                    Director
--------------------------------------------
          Stanley H. Appel, M.D.

                                                         Director
--------------------------------------------
                Tony Coelho

                    *                                    Director
--------------------------------------------
         Thomas A. Duerden, Ph.D.

                    *                                    Director
--------------------------------------------
         Michael J. Strauss, M.D.

                                                         Director
--------------------------------------------
               Alan J. Olsen

                    *                                    Director
--------------------------------------------
           Ronald A. Matricaria


        * /s/ PAMELA B. WESTBROOK
-------------------------------------------
   Pamela B. Westbrook, Attorney-in-fact

                                INDEX TO EXHIBITS

         4.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on February 21, 2001).

         4.2      Bylaws of the Company (incorporated by reference to Exhibit
                  3.2 to the Company's Report on Form 8-K filed with the Securities & Exchange Commission on September 12, 2000).


         4.3**    Stand-Alone Stock Option Agreement with Michael Cheney.

         4.4**    Stand-Alone Stock Option Agreement with Richard Rudolph.


         5.1*     Opinion of Vinson & Elkins L.L.P.

         23.1*    Consent of Arthur Andersen LLP.

         23.2* Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).


         24.1**   Powers of Attorney.


--------------
*  Filed herewith.

** Previously filed.